                                                                   EXHIBIT 32.2

                      CERTIFICATION OF PRINCIPAL FINANCIAL
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS



         I, Paul E. Martin, the Principal Financial Officer of Enstar Income Program IV-1, L.P. (the "Partnership") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Partnership's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") filed with the Securities and Exchange Commission:

                  o fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

                  o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         /s/  Paul E. Martin
                                         -------------------
                                         Paul E. Martin
                                         Principal Financial Officer
                                         November 14, 2003